UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019 (April 25, 2019)

TERRA INCOME FUND 6, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-01136	46-2865244
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

550 Fifth Avenue, 6th Floor

New York, New York 10036

(Address of principal executive offices, including zip code)

(212) 753-5100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01.	Entry into a Material Definitive Agreement.

On February 21, 2019, at an in-person meeting of the board of directors (the “Board”) of Terra Income Fund 6, Inc. (the “Company”), the Board, including a majority of the members of the Board who are not “interested persons,” as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Non-Interested Directors”), voted unanimously to (i) approve a new investment advisory agreement (the “New Advisory Agreement”) between the Company and Terra Income Advisors, LLC (the “Adviser”), the terms and conditions of which are identical in all material respects to those of the existing investment advisory and administrative services agreement dated April 20, 2015, and as renewed by the Board from time to time (the “Existing Advisory Agreement”).

On April 25, 2019, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”), at which the New Advisory Agreement was approved by the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. Accordingly, on April 30, 2019, the Company and the Adviser entered into the New Advisory Agreement.

The foregoing summary of the terms of the New Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the New Advisory Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

As disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2018, Bruce D. Batkin notified the Board of his intent to resign as Chief Executive Officer (“CEO”) of the Company, effective upon the approval of the New Advisory Agreement at the Annual Meeting. As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 17, 2018, on December 11, 2018, the Board appointed Vikram S. Uppal as CEO of the Company, effective as of the date on which Mr. Batkin’s resignation as CEO takes effect.

On April 25, 2019, the New Advisory Agreement was approved at the Annual Meeting. Effective as of April 30, 2019, Mr. Batkin resigned as CEO of the Company and the appointment of Mr. Uppal as CEO of the Company took effect.

Mr. Uppal did not enter into an employment agreement with the Company in connection with his appointment as the Company’s CEO, and the appointment of Mr. Uppal as the Company’s CEO was not made pursuant to any arrangement or understanding between Mr. Uppal and any other person. Mr. Uppal does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, there are no family relationships between Mr. Uppal and any of the Company’s executive officers or directors required to be disclosed pursuant to Item 401(d) of Regulation S-K. Mr. Uppal’s biographical information is set forth below:

Vikram S. Uppal, 35, has served as CEO of Terra Capital Partners, LLC (“Terra Capital Partners”) and the Adviser since December 2018 and April 2019, respectively. Mr. Uppal has also served as a director of Terra Property Trust, Inc. (“TPT”) and Terra REIT Advisors, LLC (“Terra REIT Advisors”) since February 8, 2018 and as Chief Executive Officer of TPT and Terra REIT Advisors since December 1, 2018. Prior to joining Terra Capital Partners, Mr. Uppal was a Partner and Head of Real Estate at Axar Capital Management L.P. (“Axar”) since 2016. Prior to Axar, Mr. Uppal was a Managing Director on the Investment Team at Fortress Investment Group’s Credit and Real Estate Funds from 2015 to 2016. From 2012 to 2015, Mr. Uppal worked at Mount Kellett Capital Management, a private investment organization, where he served as Co-Head of North American Real Estate Investments. Mr. Uppal holds a B.S. from the University of St. Thomas and a M.S. from Columbia University.

Appointment of Chairman of the Board

On April 30, 2019, Simon J. Mildé notified the Board of his resignation as Chairman of the Board and as a Board member, effective immediately. Mr. Mildé resigned in order to allow the Company to comply with the condition imposed by Section 15(f) of the 1940 Act that during the three-year period following the consummation of a transaction involving a sale of controlling interest in an investment adviser occurs in which the investment adviser or any of its affiliated persons receives any amount or benefit in connection therewith, at least 75% of the investment company’s board of directors must not be “interested persons,” as such term is defined in the 1940 Act, of the investment adviser or predecessor adviser. Mr. Mildé’s resignation did not involve a disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

On April 30, 2019, Mr. Batkin was appointed Chairman of the Board. Mr. Batkin is currently serving as a Class II director of the Board, and will serve until the 2020 annual meeting of stockholders of the Company and until his successor is duly elected and qualifies.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2019, the Company filed Articles of Amendment to its Articles of Amendment and Restatement (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland in response to the request of a state securities administrator. The Articles of Amendment (i) revise the definition of a Roll-Up Transaction and certain cross-references thereto, and (ii) revise certain indemnification provisions. The Articles of Amendment were voted on and approved by the Company’s stockholders at the Annual Meeting. The Articles of Amendment became effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

The foregoing summary of the terms of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 25, 2019, the Company held the Annual Meeting. Stockholders of record at the close of business on January 25, 2019 (the “Record Date”), were entitled to vote at the Annual Meeting. As of the Record Date, there were 8,981,412 shares of common stock outstanding and entitled to vote. Holders of 6,570,077 shares of common stock were present at the Annual Meeting, either in person or by proxy, representing 73.15% of the Company’s outstanding common stock.

The purpose of the Annual Meeting was to consider and vote upon the following proposals:

1.	The approval of the New Advisory Agreement between the Company and the Advisor, to take effect upon a change in control of the Advisor in connection with the Axar Investment;

2.	The approval of the Articles of Amendment to comply with a request from a state securities administrator;

3.	The election of Spencer E. Goldenberg member of the Board, who will serve until the 2021 annual meeting of stockholders and until his successor is duly elected and qualifies; and

4.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

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At the Annual Meeting, the stockholders approved the New Advisory Agreement, approved the amendment to the Charter, elected the director nominee and ratified the appointment of KPMG. The votes cast with respect to each proposal were as follows:

	VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTE
Proposal No. 1: Approval of Advisory Agreement	4,609,020	73,149	355,359	1,532,548

	VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTE
Proposal No. 2: Approval of Articles of Amendment	4,816,061	29,009	192,460	1,532,547

	VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTE
Proposal No. 3: Election of Spencer E. Goldenberg	6,233,742	75,315	261,020	0

	VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTE
Proposal No. 4: Ratification of KPMG Appointment	6,331,417	43,290	195,370	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
3.1	Articles of Amendment to the Articles of Amendment and Restatement of Terra Income Fund 6, Inc.
10.1	Investment Advisory and Administrative Services Agreement, dated as of April 30, 2019, by and between Terra Income Fund 6, Inc. and Terra Income Advisors, LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INCOME FUND 6, INC.

Date: May 1, 2019	By:	/s/ Gregory M. Pinkus
Gregory M. Pinkus
Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary